Exhibit 10.1 INDEMNIFICATION AGREEMENT This Agreement (this “Agreement”) is made and entered into as of May [●], 2013, by and between Magellan Petroleum Corporation, a Delaware corporation (the “Corporation”), and [●] (“Indemnitee”). RECITALS A. Highly competent and experienced persons have become more reluctant to serve corporations as directors, executive officers or in other capacities unless they are provided with adequate protection through insurance and/or indemnification against inordinate risks of claims and actions against them, arising out of their service to and activities on behalf of the Corporation. The Board of Directors of the Corporation (the “Board of Directors”) has determined that in order to attract and retain qualified individuals, the Corporation will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Corporation and its Subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Corporation believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums, and with more exclusions. At the same time, directors, officers and other persons serving corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Corporation or business enterprise itself. B. The uncertainties relating to such insurance and to such indemnification have increased the difficulty of attracting and retaining such persons. The Board of Directors has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Corporation and its stockholders, and that the Corporation should act to assure such persons that there will be increased certainty of such protection in the future. C. The Board of Directors has also determined that it is reasonable, prudent and necessary for the Corporation contractually to obligate itself to indemnify and hold harmless, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Corporation free from undue concern that they will not be adequately protected. D. This Agreement is a supplement to and in furtherance of the Certificate of Incorporation and the Bylaws, and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder. E. Indemnitee does not regard the protection available under the Certificate of Incorporation, Bylaws and insurance as adequate in the present circumstances, and may not be willing to serve, continue to serve and take on additional service for or on behalf of the Corporation without adequate protection, and the Corporation desires Indemnitee to serve, continue to serve and take on additional service for or on behalf of the Corporation. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Corporation on the condition that he be so indemnified.

2 AGREEMENTS In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows: ARTICLE I Certain Definitions As used herein, the following words and terms shall have the following respective meanings (whether singular or plural): 1. “Beneficial Owner” and “Beneficial Ownership” shall have the meanings set forth in Rule 13d-3 promulgated under the Exchange Act (as defined below) as in effect on the date hereof. 2. “Bylaws” means the Bylaws of the Corporation, as amended from time to time prior to the date hereof and as further amended or restated from time to time in accordance with applicable law. 3. “Certificate of Incorporation” means the Restated Certificate of Incorporation of the Corporation, as amended from time to time prior to the date hereof and as further amended or restated from time to time in accordance with applicable law. 4. “Change in Control” means the occurrence of any of the following events: (i) Acquisition of Stock by Third Party. The acquisition after the date of this Agreement by any Person of Beneficial Ownership of twenty percent (20%) or more of either (x) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”), or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Corporation; (B) any acquisition by the Corporation; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; (D) any acquisition by one or more members of the One Stone Group, or (E) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below; (ii) Change in the Board of Directors. Members of the Incumbent Board cease to constitute at least a majority of the members of the Board of Directors; (iii) Corporate Transactions. Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Corporation, or an acquisition of assets of another entity (a “Business Combination”), in each case, other than to or with one or more members of the One Stone Group or unless, following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation

3 Voting Securities immediately prior to such Business Combination are the Beneficial Owners of, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common equity and the combined voting power of the then outstanding Voting Securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more Subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or the entity resulting from such Business Combination) is the Beneficial Owner, directly or indirectly, of twenty percent (20%) or more of, respectively, the then outstanding shares of common equity of the entity resulting from such Business Combination or the combined voting power of the then outstanding Voting Securities of such entity, except to the extent that such ownership results solely from ownership of the Corporation that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or other similar governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; (iv) Liquidation. The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation, or an agreement or series of agreements for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets (or, if such approval is not required, the decision by the Board of Directors to proceed with such a liquidation, sale, or disposition in one transaction or a series of related transactions); or (v) Other Events. The occurrence of any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement. 5. “Claim” means an actual or threatened claim or request for relief which was, is or may be made by reason of anything done or not done by Indemnitee in, or by reason of any event or occurrence related to, Indemnitee’s Corporate Status. 6. “Common Stock” means the common stock, par value $0.01 per share, of the Corporation or any other capital stock of the Corporation into which such common stock shall be reclassified or changed. 7. References to the “Corporation,” in connection with any merger or consolidation, shall include not only the resulting or surviving company, but also any constituent company or constituent of a constituent company, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents. The intent of this provision is that a person who is or was a director of such constituent company after the date hereof or is or was serving at the request of such constituent company as a director, officer, employee, trustee or agent of another company, partnership, joint venture, trust, employee benefit plan or other Enterprise after the date hereof, shall stand in the same position under this Agreement with respect to the resulting or surviving company, as the person would have under this Agreement with respect to such constituent company if its separate existence had continued.

4 8. “Corporate Status” means the status of a person who is, becomes or was a director, officer, trustee, partner, member, employee, agent, fiduciary or similar functionary of the Corporation or is, becomes or was serving at the request of the Corporation as a director, officer, partner, member, manager, venturer, proprietor, trustee, employee, agent, fiduciary or similar functionary of another Enterprise. For purposes of this Agreement, the Corporation agrees that Indemnitee’s service on behalf of or with respect to any Subsidiary of the Corporation shall be deemed to be at the request of the Corporation. 9. “DGCL” means the Delaware General Corporation Law and any successor statute thereto, as either of them may from time to time be amended. 10. “Disinterested Director” with respect to any request by Indemnitee for indemnification hereunder, means a director of the Corporation who at the time of the vote is not a party to the Proceeding in respect of which indemnification is sought by Indemnitee. 11. “Enterprise” shall mean the Corporation and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Corporation (or any of its wholly-owned Subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise of which Indemnitee is or was serving at the request of the Corporation as a director, officer, trustee, partner, member, employee, agent, fiduciary or similar functionary. 12. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. 13. “Expenses” means all attorneys’ fees and disbursements, retainers, accountant’s fees and disbursements, private investigator fees and disbursements, court costs, transcript costs, fees and expenses of experts, witness fees and expenses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements, costs or expenses of the types customarily incurred in connection with prosecuting, defending (including affirmative defenses and counterclaims), preparing to prosecute or defend, investigating, being or preparing to be a witness in, or participating in or preparing to participate in (including on appeal) a Proceeding, and all interest or finance charges attributable to any thereof. Should any payments by the Corporation under this Agreement be determined to be subject to any federal, state or local income or excise tax, “Expenses” shall also include (x) such amounts as are necessary to place Indemnitee in the same after-tax position (after giving effect to all applicable taxes) as Indemnitee would have been in had no such tax been determined to apply to such payments, and (y) such amounts as are incurred in connection with any appeal resulting from any Proceeding (as defined below), including without limitation, the principal, premium, security for, and other costs relating to any cost bond, supersedes bond, or other appeal bond, or its equivalent. 14. “Incumbent Board” means (a) the individuals who, as of the date of this Agreement, constitute the Board of Directors and (b) any other individual who becomes a director of the Corporation after that date and, in the case of the foregoing clause (b), either (i) is a member of the One Stone Group or (ii) whose election or appointment by the Board of Directors, or nomination for election by the Corporation’s stockholders was approved by a vote of at least a

5 majority of the directors then comprising the Incumbent Board, but excluding, for purposes of this clause (ii), any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors, or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board. 15. “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five years theretofore has been, retained to represent: (a) the Corporation or Indemnitee in any matter material to either such party (other than as Independent Counsel under this Agreement or similar agreements); (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder; or (c) the Beneficial Owner, directly or indirectly, of securities of the Corporation representing five percent (5%) or more of the combined voting power of the Corporation’s then outstanding voting securities (other than, in each such case, with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements). Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. 16. “Independent Directors” means the directors on the Board of Directors that are independent directors as defined in NASDAQ Listing Rule 4200(a)(15) or successor provision, or, if the Corporation’s common stock is not then quoted on the NASDAQ, that qualify as independent, disinterested, or a similar term as defined in the rules of the principal securities exchange or inter-dealer quotation system on which the Corporation’s common stock is then listed or quoted. 17. “NASDAQ” means the NASDAQ Stock Market. 18. “One Stone Group” means One Stone Holdings II LP, a Delaware limited partnership, its affiliates and their respective employees, officers, and directors (and members of their respective families, and trusts for the primary benefit of such family members). 19. “Person” means any individual, entity or group (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act). 20. “Potential Change in Control” shall be deemed to have occurred if (i) any Person shall have announced publicly an intention to take or consider taking actions to effect a Change in Control, or commenced any action (such as the commencement of a tender offer for the Corporation’s Common Stock or the solicitation of proxies for the election of any of the Corporation’s directors) that, if successful, would reasonably be expected to result in the occurrence of a Change in Control; (ii) the Corporation enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; or (iii) any other event occurs that the Board of Directors declares to be a Potential Change of Control; or (iv) any Person who is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing five percent (5%) or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote generally in the election of directors

6 increases his Beneficial Ownership of such securities by five percent (5%) or more over the percentage so owned by such Person on the date hereof, unless such acquisition was approved in advance by the Board of Directors. 21. “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Corporation or otherwise, and whether of a civil (including intentional or unintentional tort claims), criminal, administrative, arbitrative, legislative or investigative (formal of informal) nature, including any appeal therefrom in which Indemnitee was, is, will or might be involved as a party, potential party, non-party witness or otherwise by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a director, officer, employee or agent of the Corporation, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, general partner, managing member, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement. If Indemnitee believes in good faith that a given situation may lead to or culminate in the institution of a Proceeding, this shall be considered a Proceeding under this paragraph. 22. “Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person. 23. “Voting Securities” means any securities that vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body. ARTICLE II Services by Indemnitee Indemnitee shall serve or continue to serve as a director of the Corporation for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his resignation or is removed. Indemnitee may from time to time also agree to serve, as the Corporation may request from time to time, in another capacity for the Corporation (including as an officer or another director position) or as a director, officer, partner, member, manager, venturer, proprietor, trustee, employee, agent, fiduciary or similar functionary of another Enterprise. Indemnitee and the Corporation each acknowledge that they have entered into this Agreement as a means of inducing Indemnitee to serve, or continue to serve, the Corporation in such capacities. Indemnitee may at any time and for any reason resign from such position or positions (subject to any other contractual obligation or any obligation imposed by operation of law). Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employment of the Corporation or any of its Subsidiaries or affiliated entities.

7 ARTICLE III Indemnification Section 3.1 General. Subject to the provisions set forth in Article IV, the Corporation shall indemnify, and advance Expenses to, Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, and to such greater extent as applicable law may hereafter from time to time permit. The other provisions set forth in this Agreement are provided in addition to and as a means of furtherance and implementation of, and not in limitation of, the obligations expressed in this Article III. No requirement, condition to or limitation of any right to indemnification or to advancement of Expenses pursuant to this Article III shall in any way limit the rights of Indemnitee under Article VII. Section 3.2 Additional Indemnity of the Corporation. Indemnitee shall be entitled to indemnification pursuant to this Section 3.2 if, by reason of anything done or not done by Indemnitee in, or by reason of any event or occurrence related to, Indemnitee’s Corporate Status, Indemnitee is, was or becomes, or is threatened to be made, a party to, or witness or other participant in any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor). Pursuant to this Section 3.2, Indemnitee shall be indemnified against any and all Expenses, judgments, penalties (including excise and similar taxes), fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any such Expenses, judgments, penalties, fines and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any Claim, issue or matter therein. Notwithstanding the foregoing, the obligations of the Corporation under this Section 3.2 shall be subject to the condition that no determination (which, in any case in which Independent Counsel is involved, shall be in a form of a written opinion) shall have been made pursuant to Article IV that Indemnitee would not be permitted to be indemnified under applicable law. Nothing in this Section 3.2 shall limit the benefits of Section 3.1, Section 3.3, or any other Section in this Article III. Section 3.3 Advancement of Expenses. The Corporation shall pay all Expenses reasonably incurred by, or in the case of retainers to be incurred by, or on behalf of Indemnitee (or, if applicable, reimburse Indemnitee for any and all Expenses reasonably incurred by Indemnitee and previously paid by Indemnitee) in connection with any Claim or Proceeding, whether brought by or in the right of the Corporation or otherwise, in advance of any determination respecting entitlement to indemnification pursuant to Article IV hereof (and shall continue to pay such Expenses after such determination, and until it shall ultimately be determined (in a final adjudication by a court from which there is no further right of appeal or in a final adjudication of an arbitration pursuant to Section 5.1 if Indemnitee elects to seek such arbitration) that Indemnitee is not entitled to be indemnified by the Corporation against such Expenses) within 10 days after the receipt by the Corporation of (a) a written request from Indemnitee requesting such payment or payments from time to time, whether prior to or after final disposition of such Proceeding, and (b) a written affirmation from Indemnitee of Indemnitee’s good faith belief that Indemnitee has met the standard of conduct necessary for Indemnitee to be permitted to be indemnified under applicable law. Any such payment by the Corporation is referred to in this Agreement as an “Expense Advance”. In connection with any request for an Expense Advance, if requested by the Corporation, Indemnitee or Indemnitee’s

8 counsel shall also submit an affidavit stating that the Expenses incurred were, or in the case of retainers to be incurred are, reasonably incurred. Any dispute as to the reasonableness of the incurrence of any Expense shall not delay an Expense Advance by the Corporation, and the Corporation agrees that any such dispute shall be resolved only upon the disposition or conclusion of the underlying Claim against Indemnitee. Indemnitee hereby undertakes and agrees that Indemnitee shall reimburse and repay the Corporation without interest for any Expense Advances to the extent that it shall ultimately be determined (in a final adjudication by a court from which there is no further right of appeal, or in a final adjudication of an arbitration pursuant to Section 5.1, if Indemnitee elects to seek such arbitration) that Indemnitee is not entitled to be indemnified by the Corporation against such Expenses under the provisions of this Agreement, the Certificate of Incorporation, the Bylaws, applicable law or otherwise. Indemnitee shall not be required to provide collateral or otherwise secure the undertaking and agreement described in the prior sentence. The Corporation shall be entitled to participate in the Claim or Proceeding at its own expense. Section 3.4 Indemnification for Additional Expenses. It is the intent of the Corporation that, to the fullest extent permitted by law, Indemnitee not be required to incur legal fees and other costs and expenses (of the types described in the definition of Expenses in Article I) associated with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement by litigation, arbitration or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to Indemnitee hereunder. The Corporation shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within two (2) business days of that request) advance those Expenses to Indemnitee, that are incurred by Indemnitee in connection with any claim asserted against, or action brought by, Indemnitee for (a) indemnification or an Expense Advance by the Corporation under this Agreement or any other agreement or provision of the Certificate of Incorporation or Bylaws now or hereafter in effect relating to any Claim or Proceeding, (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Corporation, or (c) enforcement of, or claims for breaches of, any provision of this Agreement, in each of the foregoing situations, regardless of whether Indemnitee ultimately is determined to be entitled to that indemnification, Expense Advance, insurance recovery, enforcement, or damage claim, as the case may be, and regardless of whether the nature of the proceeding with respect to such matters is judicial, by arbitration, or otherwise; provided, however, with respect to the foregoing clauses (a), (b) and (c), if Indemnitee is not wholly successful on the underlying claims, then such indemnification and advancement shall be only to the extent Indemnitee is successful on such underlying claims or otherwise as permitted by law, whichever is greater. To the extent that it is ultimately determined that Indemnitee is not wholly successful on the underlying claims, the execution and delivery to the Corporation of this Agreement shall constitute an undertaking providing that Indemnitee undertakes to repay, if required by law, the amounts advanced (without interest) to the extent Indemnitee is not successful on such underlying claims. Section 3.5 Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties, and amounts paid in settlement of a Claim or Proceeding but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the

9 merits or otherwise in defense of any or all Claims or Proceedings, or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. ARTICLE IV Procedure for Determination of Entitlement to Indemnification Section 4.1 Notification and Request by Indemnitee. Indemnitee agrees to notify the Corporation promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or Claim that may be subject to indemnification or hold harmless rights or Expense Advances hereunder. The written notification shall include a description of the nature of the Proceeding or Claim and the facts underlying the Proceeding or Claim. The failure of Indemnitee to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to Indemnitee under this Agreement, or otherwise. The Corporation shall promptly notify Indemnitee in writing as to the pendency of any Proceeding or Claim that may involve a claim against Indemnitee for which Indemnitee may be entitled to indemnification or hold harmless rights or Expense Advances hereunder. To obtain indemnification under this Agreement, Indemnitee shall submit to the Corporation a written request for the Corporation to indemnify and hold harmless Indemnitee, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of such Proceeding, in accordance with this Agreement. Such request(s) may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his sole discretion. The Secretary or an Assistant Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. Following such a written request for indemnification by Indemnitee, Indemnitee’s entitlement to indemnification shall be determined according to Section 4.2. Section 4.2 Determination of Request. Upon written request by Indemnitee for indemnification pursuant to Section 4.1 hereof, a determination, if required by applicable law, with respect to whether Indemnitee is permitted under applicable law to be indemnified, shall be made in accordance with the terms of Section 4.4, in the specific case as follows: (a) If a Potential Change in Control or a Change in Control shall have occurred, by Independent Counsel (selected in accordance with Section 4.3) in a written opinion to the Board of Directors, a copy of which opinion shall be delivered to Indemnitee, unless Indemnitee shall request that such determination be made by the Board of Directors, or a committee of the Board of Directors, in which case by the person or persons or in the manner provided for in clause (i) or (ii) of Section 4.2(b) below; or (b) If a Potential Change in Control or a Change in Control shall not have occurred, (i) by the Board of Directors by a majority vote of the Disinterested Directors even though less than a quorum of the Board of Directors, or (ii) by a majority vote of a committee consisting solely of two (2) or more Disinterested Directors designated to act in the matter by a majority vote of all Disinterested Directors, even though less than a quorum of the Board of Directors, or (iii) if there are no Disinterested Directors or, if

10 such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, with Independent Counsel being selected by a vote of the Disinterested Directors as set forth in clauses (i) or (ii) of this Section 4.2(b), or if such vote is not obtainable or such a committee of Disinterested Directors cannot be established, by a majority vote of the Board of Directors, or (iv) if Indemnitee and the Corporation agree, by the stockholders of the Corporation in a vote that excludes the shares held by directors who are not Disinterested Directors. If it is so determined that Indemnitee is permitted to be indemnified under applicable law, payment to Indemnitee shall be made within ten (10) days after such determination. Nothing contained in this Agreement shall require that any determination be made under this Section 4.2 prior to the disposition or conclusion of a Claim or Proceeding against Indemnitee; provided, however, that Expense Advances shall continue to be made by the Corporation pursuant to, and to the extent required by, the provisions of Article III. Indemnitee shall cooperate with the person or persons making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person or persons upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and is reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person or persons making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee’s entitlement to indemnification), and the Corporation shall indemnify and hold harmless Indemnitee therefrom. Section 4.3 Independent Counsel. If a Potential Change in Control or a Change in Control shall not have occurred and the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors or (b) if there are no Disinterested Directors, by a majority vote of the Board of Directors, and the Corporation shall give written notice to Indemnitee, within ten (10) days after receipt by the Corporation of Indemnitee’s request for indemnification, specifying the identity and address of the Independent Counsel so selected. If a Potential Change in Control or a Change in Control shall have occurred and the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Corporation, within ten (10) days after submission of Indemnitee’s request for indemnification, specifying the identity and address of the Independent Counsel so selected (unless Indemnitee shall request that such selection be made by the Disinterested Directors or a committee of the Board of Directors, in which event the Corporation shall give written notice to Indemnitee within ten (10) days after receipt of Indemnitee’s request for the Board of Directors or a committee of the Disinterested Directors to make such selection, specifying the identity and address of the Independent Counsel so selected). In either event, (i) such notice to Indemnitee or the Corporation, as the case may be, shall be accompanied by a written affirmation of the Independent Counsel so selected that it satisfies the requirements of the definition of “Independent Counsel” in Article I and that it agrees to serve in such capacity and (ii) Indemnitee or the Corporation, as the case may be, may, within seven (7) days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection. Any objection to the selection of

11 Independent Counsel pursuant to this Section 4.3 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of the definition of “Independent Counsel” in Article I, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is timely made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court of competent jurisdiction (the “Court”) has determined that such objection is without merit. In the event of a timely written objection to a choice of Independent Counsel, the party originally selecting the Independent Counsel shall have seven (7) days to make an alternate selection of Independent Counsel and to give written notice of such selection to the other party, after which time such other party shall have five (5) days to make a written objection to such alternate selection. If, within thirty (30) days after submission of Indemnitee’s request for indemnification pursuant to Section 4.1, no Independent Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may petition the Court for resolution of any objection that shall have been made by the Corporation or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 4.2. The Corporation shall pay any and all fees and expenses reasonably incurred by such Independent Counsel in connection with acting pursuant to Section 4.2, and the Corporation shall pay all fees and expenses reasonably incurred incident to the procedures of this Section 4.3, regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 5.1, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing). Section 4.4 Presumptions and Effect of Certain Proceedings. (a) Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a request for indemnification under Section 4.1, and the Corporation shall have the burden of proof to overcome that presumption in reaching a determination contrary to that presumption. Such presumption shall be used by Independent Counsel (or other person or persons determining entitlement to indemnification) as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or unless the investigation, review and analysis by Independent Counsel (or such other person or persons) convinces Independent Counsel by clear and convincing evidence that the presumption should not apply. Neither the failure of the Corporation (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including by its directors or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. (b) If the person or persons empowered or selected pursuant to Article IV to determine whether Indemnitee is entitled to indemnification shall not have made a

12 determination within sixty (60) days after receipt by the Corporation of the request by Indemnitee therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made, and Indemnitee, to the fullest extent not prohibited by applicable law, shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact by Indemnitee necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a final judicial determination that any or all such indemnification is expressly prohibited under applicable law; provided, however, that such sixty (60) day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person or persons making the determination with respect to entitlement to indemnification in good faith require such additional time to obtain or evaluate documentation and/or information relating to such determination; and provided, further, that the sixty (60) day limitation set forth in this Section 4.4(b) shall not apply, and such period shall be extended as necessary, (A) if within thirty (30) days after receipt by the Corporation of the request for indemnification under Section 4.1, Indemnitee and the Corporation have agreed, and the Board of Directors has resolved to submit such determination to the stockholders of the Corporation, pursuant to Section 4.2(b), for their consideration at an annual meeting of stockholders to be held within ninety (90) days after such agreement and such determination is made thereat, or a special meeting of stockholders is called within thirty (30) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat, or (B) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4.2(a), in which case the applicable period shall be as set forth in Section 5.1(c). (c) The termination of any Proceeding, Claim, issue or matter, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) by itself adversely affect the rights of Indemnitee to indemnification or create a presumption that (i) Indemnitee failed to meet any particular standard of conduct, (ii) Indemnitee had any particular belief, or (iii) a court has determined that indemnification is not permitted by applicable law. Indemnitee shall be deemed to have been found liable in respect of any Claim, issue or matter only after Indemnitee shall have been so adjudged by the Court after exhaustion of all appeals therefrom. ARTICLE V Certain Remedies of Indemnitee Section 5.1 Indemnitee Entitled to Adjudication in an Appropriate Court. If (a) a determination is made pursuant to Article IV that Indemnitee is not entitled to indemnification under this Agreement, (b) there has been any failure by the Corporation to make timely payment or advancement of any amounts due hereunder (including, without limitation, any Expense Advances) or (c) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4.2 and such determination shall not have been made and delivered in a written opinion within ninety (90) days after the latest of (i) such Independent Counsel’s being appointed, (ii) the overruling by the Court of objections to such counsel’s selection, or (iii) expiration of all periods for the Corporation or Indemnitee to object to such

13 counsel’s selection, Indemnitee shall be entitled to commence an action seeking an adjudication in the Court of Indemnitee’s entitlement to such indemnification or advancements due hereunder, including, without limitation, Expense Advances. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such action seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such action pursuant to this Section 5.1, or such right shall expire. The Corporation agrees not to oppose Indemnitee’s right to seek any such adjudication or award in arbitration and it shall continue to pay Expense Advances pursuant to Section 3.3 until it shall ultimately be determined (in a final adjudication by a court from which there is no further right of appeal or in a final adjudication of an arbitration pursuant to this Section 5.1 if Indemnitee elects to seek such arbitration) that Indemnitee is not entitled to be indemnified by the Corporation against such Expenses. Except as set forth herein, the provisions of Delaware law (without regard to its conflict of laws rules) shall apply to any such arbitration. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 5.1, Indemnitee shall not be required to reimburse the Corporation for any advances pursuant to Section 3.3, until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed). Section 5.2 Adverse Determination Not to Affect any Judicial Proceeding. If a determination shall have been made pursuant to Article IV that Indemnitee is not entitled to indemnification under this Agreement, any judicial proceeding or arbitration commenced pursuant to this Agreement shall be conducted in all respects as a de novo trial or arbitration on the merits, and Indemnitee shall not be prejudiced by reason of such initial adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Agreement, Indemnitee shall be presumed to be entitled to indemnification or advancement of Expenses, as the case may be, under this Agreement and the Corporation shall have the burden of proof to overcome such presumption and to show by clear and convincing evidence that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. Section 5.3 Corporation Bound by Determination Favorable to Indemnitee in any Judicial Proceeding or Arbitration. If a determination shall have been made or deemed to have been made pursuant to Article IV that Indemnitee is entitled to indemnification, the Corporation (a) shall be irrevocably bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Article V and (b) shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable; provided, however, that the foregoing clauses (a) and (b) and shall not be applicable in the event of (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact by Indemnitee necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification or (ii) a prohibition of such indemnification under applicable law. Section 5.4 Corporation Bound by the Agreement. The Corporation, to the fullest extent not prohibited by applicable law, shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article V that the procedures and presumptions of this Agreement are not valid, binding and enforceable, and shall stipulate in any

14 such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement. Section 5.5 Disposition of Proceeding. Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement of Indemnitee to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding. ARTICLE VI Contribution Section 6.1 Contribution Payment. To the extent that the indemnification provided for under any provision of this Agreement is determined (in the manner hereinabove provided) not to be permitted under applicable law, then in the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) Indemnitee’s Corporate Status, the Corporation, in lieu of indemnifying Indemnitee, shall contribute to the amount of any and all Expenses, judgments, fines, or penalties assessed against or incurred or paid by Indemnitee on account of such Proceeding and to any and all amounts paid in settlement of that Proceeding (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, or amounts paid in settlement) for which such indemnification is not permitted (“Contribution Amounts”), in such proportion as is appropriate to reflect the relative fault with respect to the subject matter of the Proceeding giving rise to the Contribution Amounts of Indemnitee, on the one hand, and of the Corporation and any and all other parties (including officers and directors of the Corporation other than Indemnitee) who may be at fault with respect to such matter (collectively, including the Corporation, the “Third Parties”), on the other hand. Section 6.2 Relative Fault. The relative fault of the Third Parties and Indemnitee shall be determined (a) by reference to the relative fault of Indemnitee as determined by the court or other governmental agency assessing the Contribution Amounts or (b) to the extent such court or other governmental agency does not apportion relative fault, by the Independent Counsel (or such other party which makes a determination pursuant to Article IV) after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the subject matter of the Proceedings and other relevant equitable considerations of each party. The Corporation and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 6.2 were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to in this Section 6.2. ARTICLE VII Miscellaneous Section 7.1 Non-Exclusivity. The rights of Indemnitee to receive indemnification and advancement of Expenses under this Agreement shall be in addition to, and shall not be deemed exclusive of, any other rights Indemnitee shall under the DGCL or other applicable law, the Certificate of Incorporation and/or Bylaws, any other agreement, vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of the Certificate of

15 Incorporation and/or Bylaws or any provision thereof shall adversely affect Indemnitee’s rights hereunder, and such rights shall be in addition to any rights Indemnitee may have under the Certificate of Incorporation and/or Bylaws and the DGCL or other applicable law. To the extent that there is a change in the DGCL or other applicable law (whether by statute or judicial decision) that allows greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation and/or Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by virtue of this Agreement the greater benefit so afforded by such change. Any amendment, alteration or repeal of the DGCL that adversely affects any right of Indemnitee shall be prospective only and shall not limit or eliminate any such right with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place before such amendment or repeal. Section 7.2 Insurance and Subrogation. (a) To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents, fiduciaries or similar functionaries of the Corporation or for individuals serving at the request of the Corporation as directors, officers, partners, members, venturers, proprietors, trustees, employees, agents, fiduciaries or similar functionaries of another foreign or domestic corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other Enterprise, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent, fiduciary or similar functionary under such policy or policies. (b) In the event of any payment by the Corporation under this Agreement for which reimbursement is available under any insurance policy or policies obtained by the Corporation, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee under such insurance policy or policies, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights; provided that all Expenses relating to such action shall be borne by the Corporation. (c) If Indemnitee is a director of the Corporation, the Corporation shall advise the Board of Directors of any proposed material reduction in the coverage for Indemnitee to be provided by the Corporation’s directors’ and officers’ liability insurance policy and shall not effect such a reduction with respect to Indemnitee without the prior approval of at least a majority of the Independent Directors of the Corporation. (d) If Indemnitee is a director of the Corporation during the term of this Agreement and Indemnitee ceases to be a director of the Corporation for any reason, the Corporation shall procure a run-off directors’ and officers’ liability insurance policy with respect to claims arising from facts or events that occurred before the time Indemnitee ceased to be a director of the Corporation and covering Indemnitee, which policy, without any lapse in coverage, shall provide coverage for a period of six years after the time Indemnitee ceased to be a director of the Corporation and shall provide coverage

16 (including amount and type of coverage and size of deductibles) that are substantially comparable to the Corporation’s directors’ and officers’ liability insurance policy that was most protective of Indemnitee in the twelve (12) months preceding the time Indemnitee ceased to be a director of the Corporation; provided, however, that: (i) this obligation shall be suspended during the period immediately following the time Indemnitee ceases to be a director of the Corporation if and only so long as the Corporation has a directors’ and officers’ liability insurance policy in effect covering Indemnitee for such claims that, if it were a run-off policy, would meet or exceed the foregoing standards, but in any event this suspension period shall end when a Change in Control occurs; and (ii) no later than the end of the suspension period provided in the preceding clause (i) (whether because of failure to have a policy meeting the foregoing standards or because a Change in Control occurs), the Corporation shall procure a run-off directors’ and officers’ liability insurance policy meeting the foregoing standards and lasting for the remainder of the six-year period. (e) Notwithstanding the preceding clause (d) including the suspension provisions therein, if Indemnitee ceases to be an officer or a director of the Corporation in connection with a Change in Control or at or during the one-year period following the occurrence of a Change in Control, the Corporation shall procure a run-off directors’ and officers’ liability insurance policy covering Indemnitee that meets the foregoing standards in clause (d) and lasts for a six-year period upon Indemnitee’s ceasing to be an officer or a director of the Corporation in such circumstances. Section 7.3 Self Insurance of the Corporation; Other Arrangements. The parties hereto recognize that the Corporation may, but except as provided in Sections 7.2(c), 7.2(d) and 7.2(e) is not required to, procure or maintain insurance or other similar arrangements, at its expense, to protect itself and any person, including Indemnitee, who is or was a director, officer, employee, agent, fiduciary or similar functionary of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, member, manager, venturer, proprietor, trustee, employee, agent, fiduciary or similar functionary of another foreign or domestic corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other Enterprise against any expense, liability or loss asserted against or incurred by such person, in such a capacity or arising out of such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such expense or liability or loss. Except as provided in Sections 7.2(c), 7.2(d) and 7.2(e) in considering the cost and availability of such insurance, the Corporation (through the exercise of the business judgment of its directors and officers) may, from time to time, purchase insurance which provides for certain (i) deductibles, (ii) limits on payments required to be made by the insurer, or (iii) coverage which may not be as comprehensive as that previously included in insurance purchased by the Corporation or its predecessors. The purchase of insurance with deductibles, limits on payments and coverage exclusions, even if in the best interest of the Corporation, may not be in the best interest of Indemnitee. As to the Corporation, purchasing insurance with deductibles, limits on

17 payments and coverage exclusions is similar to the Corporation’s practice of self-insurance in other areas. In order to protect Indemnitee who would otherwise be more fully or entirely covered under such policies, the Corporation shall, to the maximum extent permitted by applicable law, indemnify and hold Indemnitee harmless to the extent (i) of such deductibles, (ii) of amounts exceeding payments required to be made by an insurer, or (iii) of amounts that prior policies of directors’ and officers’ liability insurance held by the Corporation or its predecessors have provided for payment to Indemnitee, if by reason of Indemnitee’s Corporate Status Indemnitee is or is threatened to be made a party to any Proceeding. The obligation of the Corporation in the preceding sentence shall be without regard to whether the Corporation would otherwise be required to indemnify such officer or director under the other provisions of this Agreement, or under any law, agreement, vote of stockholders or directors or other arrangement. Without limiting the generality of any provision of this Agreement, the procedures in Article IV hereof shall, to the extent applicable, be used for determining entitlement to indemnification under this Section 7.3. Section 7.4 Certain Settlement Provisions. The Corporation shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of a Proceeding or Claim without the Corporation’s prior written consent. The Corporation shall not settle any Proceeding or Claim in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent. Neither the Corporation nor Indemnitee shall unreasonably withhold their consent to any proposed settlement. Section 7.5 Duration of Agreement. This Agreement shall continue for so long as Indemnitee serves as a director, officer, employee, agent, fiduciary or similar functionary of the Corporation or, at the request of the Corporation, as a director, officer, partner, member, manager, venturer, proprietor, trustee, employee, agent, fiduciary or similar functionary of another foreign or domestic corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, employee benefit plan or other Enterprise, and thereafter shall survive until and terminate upon the later to occur of: (a) the expiration of ten (10) years after the latest date that Indemnitee shall have ceased to serve in any such capacity; (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Article IV relating thereto; or (c) the expiration of all statutes of limitation applicable to possible Claims arising out of Indemnitee’s Corporate Status. Section 7.6 Amendment. This Agreement may not be modified or amended except by a written instrument executed by or on behalf of each of the parties hereto. Section 7.7 Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term only by a writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

18 Section 7.8 Entire Agreement. This Agreement and the documents expressly referred to herein (including the Certificate of Incorporation and Bylaws) constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior oral or written understandings or agreements with respect to the matters covered hereby, including without limitation any prior indemnification agreements, are expressly superseded by this Agreement. Section 7.9 Severability. If any provision of this Agreement (including any provision within a single section, paragraph or sentence) or the application of such provision to any Person or circumstance, shall be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other Persons or circumstances, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent, or if such modification is not possible, by substituting therefor another provision that is valid, legal and unenforceable and that achieves the same objective. Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law. Section 7.10 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmed delivery of a standard overnight courier, or when delivered by hand or (b) the expiration of five business days after the date mailed by certified or registered mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice): If to the Corporation, to it at: Magellan Petroleum Corporation 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 Attention: Mark Brannum Email: mbrannum@magellanpetroleum.com If to Indemnitee, to Indemnitee at: [●] c/o One Stone Energy Partners, L.P. 720 Fifth Avenue, 10th Floor New York, New York 10019 Email: [●] or to such other address, or to such other individuals as any party shall have last designated by notice to the other parties. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given when delivered or sent to the intended recipient thereof in accordance with and as provided in the provisions of this Section 7.10.

19 Section 7.11 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee under Section 5.1, the Corporation and Indemnitee hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court and not in any other state or federal court in the United States of America or any court in any other country; (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement; (c) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court; and (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum, or is subject (in whole or in part) to a jury trial. Section 7.12 Certain Construction Rules. (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, unless otherwise provided to the contrary, (i) all references to days shall be deemed references to calendar days, and (ii) any reference to a “Section” or “Article” shall be deemed to refer to a section or article of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. (b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, agent, fiduciary or similar functionary of the Corporation which imposes duties on, or involves services by, such director, nominee, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner the person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of this Agreement and the DGCL. Section 7.13 Counterparts. This Agreement may be executed and delivered (including electronically) in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

20 Section 7.14 Certain Exclusions from Indemnification. The Corporation shall not be obligated pursuant to the terms of this Agreement: (a) To indemnify Indemnitee if (and to the extent that) a final decision by a court or arbitration body having jurisdiction in the matter shall determine that such indemnification is not lawful; (b) To indemnify Indemnitee for the payment to the Corporation of profits pursuant to Section 16(b) of the Exchange Act, or Expenses incurred by Indemnitee for Proceedings in connection with such payment under Section 16(b) of the Exchange Act; (c) To indemnify Indemnitee for any reimbursement of the Corporation by Indemnitee of any bonus or other incentive-based or equity-based compensation, or of any profits realized by Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act); (d) To indemnify Indemnitee, except as otherwise provided in Section 3.4 and 3.5 hereof, prior to a Change in Control, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Corporation or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or any part of any Proceeding) prior to its initiation, (ii) such payment arises in connection with any counterclaim that the Corporation or its directors, officers, employees or other indemnitees assert against Indemnitee or any affirmative defense that the Corporation or its directors, officers, employees or other indemnitees raise, which, by any doctrine of issue or claim preclusion, could result in liability to Indemnitee, or (iii) the Corporation provides the indemnification or hold harmless payment, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law; or (e) To make any payment to Indemnitee of amounts otherwise indemnifiable hereunder, if and to the extent that Indemnitee has otherwise actually received such payment under the Certificate of Incorporation and/or Bylaws, or any insurance policy, contract, agreement or otherwise. Section 7.15 Indemnification for Negligence, Gross Negligence, etc. Without limiting the generality of any other provision hereunder, it is the express intent of this Agreement that Indemnitee be indemnified and Expenses be advanced regardless of Indemnitee’s acts of negligence, gross negligence, intentional or willful misconduct to the extent that indemnification and advancement of Expenses is allowed pursuant to the terms of this Agreement and under applicable law. Section 7.16 Mutual Acknowledgments. Both the Corporation and Indemnitee acknowledge that in certain instances, applicable law (including applicable federal law that may

21 preempt or override applicable state law) or public policy may prohibit the Corporation from indemnifying the directors, officers, employees, agents, fiduciaries or similar functionaries of the Corporation under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the U.S. Securities and Exchange Commission has taken the position that indemnification of directors, officers and controlling Persons of the Corporation for liabilities arising under federal securities laws is against public policy and, therefore, unenforceable. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation’s right under public policy to indemnify Indemnitee. In addition, the Corporation and Indemnitee acknowledge that federal law prohibits indemnification for certain violations of the Employee Retirement Income Security Act of 1974, as amended. Section 7.17 Enforcement. The Corporation agrees that its execution of this Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court or arbitration in which a proceeding by Indemnitee for enforcement of Indemnitee’s rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Agreement are unique and special, and that failure of the Corporation to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Corporation of its obligations under this Agreement. The Corporation agrees not to seek, and agrees to waive any requirement for the securing or posting of, a bond in connection with Indemnitee’s seeking or obtaining such relief. Section 7.18 Successors and Assigns. (a) All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators, legal representatives. (b) The Corporation shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Corporation, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place. Section 7.19 Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation or any affiliate of the Corporation against Indemnitee or Indemnitee’s spouse, heirs, executors, or personal or legal representatives after the expiration of one year from the date of accrual of that cause of action, and any claim or cause of action of the Corporation or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within that one-year period; provided, however, that for any claim based on Indemnitee’s breach of fiduciary duties to the Corporation

22 or its stockholders, the period set forth in the preceding sentence shall be three years instead of one year; and provided, further, that, if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern. Section 7.20 Effect on Other Agreements and Rights. THIS AGREEMENT REPLACES AND SUPERSEDES IN ITS ENTIRETY ANY INDEMNIFICATION OR CONTRIBUTION AGREEMENT (WHETHER WRITTEN OR ORAL) ENTERED INTO BETWEEN THE COMPANY AND INDEMNITEE PRIOR TO THE DATE HEREOF (A “PRIOR AGREEMENT”), WHICH PRIOR AGREEMENT SHALL TERMINATE UPON THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE COMPANY AND INDEMNITEE WITHOUT ANY FURTHER LIABILITY OF ANY PARTY THEREUNDER; PROVIDED THAT THIS AGREEMENT SHALL NOT AFFECT ANY RIGHTS THAT INDEMNITEE MAY HAVE OR BE DEEMED TO HAVE UNDER THE CHARTER OR BYLAWS OF THE COMPANY AS IN EFFECT ON THE DATE HEREOF OR AS HEREAFTER AMENDED. [Signature page follows.]

SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT ([●]) IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written. MAGELLAN PETROLEUM CORPORATION By: ____________________________________ Name: Title: __________________________________________ [●]